                                                              Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the American Independence Funds Trust (the "Company").

I, Trent Statczar, certify that:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 25, 2003
--------------------------------------------
Date


/s/  Trent Statczar
--------------------------------------------
Trent Statczar
Treasurer, American Independence Funds Trust

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the American Independence Funds Trust (the "Company").

I, George Stevens, certify that:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 25, 2003
--------------------------------------------
Date


/s/  George Stevens
--------------------------------------------
George Stevens
President, American Independence Funds Trust